SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 14, 2008 (December 6, 2007)

GEOVAX LABS, INC.
(Exact name of registrant as specified in Charter)

Illinois	000-52091	87-0455038
(State or other jurisdiction of	(Commission File No.)	(IRS Employee Identification No.)
incorporation or organization)
1256 Briarcliff Road N.E.
Emtech Bio Suite 500
Atlanta, Georgia 30306
(Address of Principal Executive Offices)
(404) 727-0971
(Issuer Telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(e)-4(c))

Item1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1 FORM OF SUBSCRIPTION AGREEMENT
EX-10.2 FORM OF WARRANT

     This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant” or “GeoVax”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the registrant’s management as well as estimates and assumptions made by the registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the registrant or the registrant’s management identify forward looking statements. Such statements reflect the current view of the registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the registrant’s industry, operations and results of operations and any businesses that may be acquired by the registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Item1.01 Entry into a Material Definitive Agreement
     Reference is made to the disclosure set forth under Item 3.02 of this Current Report, which disclosure is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
     From December 6 to December 26, 2007, the Registrant sold to twenty-two individual accredited investors 6,854,513 shares of its common stock and warrants to purchase an aggregate of 11,166,535 shares of common stock at an exercise price of $0.33 per share for an aggregate purchase price of $1,062,450. The Registrant does not owe any commissions in connection with these sales. The Shares and Warrants carry “piggyback” registration rights in connection with future underwritten public offerings of the Registrant occurring on or before December 26, 2008. A copy of the form of Subscription Agreement executed by the investors and the form of Warrant are attached as exhibits to this Current Report, and the foregoing summary is qualified in its entirety by reference to such exhibits.
     The Registrant relied on Rule 506 of Regulation D under the Securities Act of 1933, as amended, to issue the securities described in this Current Report, inasmuch as these were sold without any form of general solicitation or general advertising and sales were made only to accredited investors.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits
10.1	Form of Subscription Agreement

10.2	Form of Warrant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 14, 2008

GEOVAX LABS, INC.
By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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